Exhibit 10.10

Fiscal 2013 Form

AAR CORP.

Non-Qualified Stock Option Agreement

(“Agreement”)

Subject to the provisions set forth herein and the terms and conditions of the AAR CORP. Stock Benefit Plan and the Long-Term Incentive Plan for Fiscal 2013 (together, the “Plan”), the terms of which are hereby incorporated by reference, and in consideration of the agreements of the Grantee herein provided, AAR CORP., a Delaware corporation (“Company”), hereby grants to the Grantee an option entitling the Grantee to purchase from the Company common stock of the Company, par value $1.00 per share (“Common Stock”), in the number of shares at the purchase price per share, and on the schedule, set forth in the Company’s notification of option grant letter to the Grantee dated                     , 2012 and incorporated herein by reference (“Option”), subject to the terms and conditions set forth herein:

1.                                      Acceptance by Grantee.  The exercise of the Option is conditioned upon the acceptance by the Grantee of the terms and conditions of the Option as set forth in this Agreement.  The Grantee must confirm acceptance of the Option and this Agreement on Smith Barney’s web site (www.benefitaccess.com).  If the Grantee does not accept the Option and this Agreement within 30 days from the date of the notification of the Option, the Option grant referenced herein shall expire unless the acceptance date is extended in writing signed by the Company.

2.                                      Termination of Employment.

(a)                                 In General.  If the Grantee’s employment with the Company and all subsidiaries of the Company is terminated for any reason other than for Retirement, death, Disability or Cause, the unvested portion of the Grantee’s Option shall expire on the date of such termination of employment and the vested portion of the Grantee’s Option shall continue to be exercisable until the earlier of (i) three months after such termination of employment or (ii) the date the Option expires in accordance with its terms.

(b)                                 Retirement.  If the Grantee’s employment with the Company and all subsidiaries of the Company is terminated by reason of Retirement, the Option shall continue to vest and become exercisable in accordance with its terms and may be exercised by the retired Grantee in the same manner and to the same extent as if the Grantee had continued employment during that period; provided, however, that (i) if the Grantee dies within three months following Retirement but before the Option expires, paragraph 2(c)(ii) shall apply and (ii) if the Grantee dies later than three months following Retirement but before the Option expires, the then unvested portion of the Option shall expire on the date of such death and the vested portion of the Option shall continue to be exercisable by the Grantee’s Successor until the date that the Option expires by its terms.  For this purpose, “Retirement” means the Grantee’s voluntary termination of employment, or his termination of employment by the Company or a subsidiary without Cause, when he has (i) attained age 65 or (ii) attained age 55 and his age plus the number of his consecutive years of service with the Company and subsidiaries is at least 75.

(c)                                  Death.  If (i) the Grantee’s employment with the Company and all subsidiaries of the Company is terminated by reason of death or (ii) the Grantee dies within three months after the termination of employment with the Company and all subsidiaries for reasons other than Cause, the unvested portion of the Option shall expire on the date of such death and the vested portion of the Option shall continue to be exercisable until the earlier of (i) one year after the Grantee’s death or (ii) the date the Option expires in accordance with its terms.

(d)                                 Disability.  If the Grantee’s employment with the Company and all subsidiaries is terminated by reason of Disability, the Option shall continue to vest and become exercisable until the earlier of (i) one year after such termination of employment or (ii) the date the Option expires in accordance with its terms, and during such period the Option may be exercised by the disabled Grantee; provided, however, that if the Grantee dies after termination of employment but prior to the date the Option expires, the unvested portion of the Option shall expire on the date of such death and the vested portion of the Option shall continue to be exercisable as described herein.  For this purpose, “Disability” means the inability of the Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(e)                                  Cause.  If the Grantee’s employment is terminated by the Company or any subsidiary of the Company for Cause, the Option shall expire immediately upon such termination of employment and no portion of the Option shall be exercisable thereafter.  For this purpose, “Cause” means (i) the Grantee’s dishonesty, fraud or breach of trust, gross negligence or substantial misconduct in the performance of, or substantial nonperformance of, his assigned duties or willful violation of Company policy, (ii) any act or omission by the Grantee that is a substantial cause for a regulatory body with jurisdiction over the Company to request or recommend the suspension or removal of the participant or to impose sanctions upon the Company or the Grantee, or (iii) a material breach by the Grantee of any applicable employment agreement between him and the Company.  The Company shall have the sole discretion to determine whether a Grantee’s termination of employment is for Cause.

(f)                                   Restrictive Covenant.  If at any time prior to the expiration of the Option, the Grantee, without the Company’s express written consent, directly or indirectly, alone or as a member of a partnership, group or joint stock venture or as an employee, officer, director, or greater than 1% stockholder of any corporation, or in any capacity engages in any activity which is competitive with any of the businesses conducted by the Company or its affiliated companies any time during the Grantee’s term of employment, (i) the Option shall immediately expire and become unexercisable, (ii) the Grantee shall forfeit and return all shares of Common Stock acquired and then held by the Grantee pursuant to the exercise of any portion of this Option, and (iii) the Grantee shall immediately pay to the Company an amount equal to the appreciation realized on any shares of Common Stock acquired and sold or otherwise disposed of in connection with the exercise of this Option, as of the date sold.

3.                                      Change in Control.  In the event a Change in Control occurs, whether or not such Change in Control has the prior written approval of a majority of the Continuing Directors, and notwithstanding any conditions or restrictions contained in this Agreement, the outstanding Option shall become immediately exercisable on the date of such Change in Control with respect to all shares of Common Stock covered thereby, whether vested or not and shall remain exercisable until the Option expires.

4.                                      Change in Outstanding Shares.  Any increase or decrease in the number of outstanding shares of Common Stock of the Company occurring through stock splits, stock dividends, stock consolidations, spin-offs, other distributions of assets to stockholders or assumption or conversion of outstanding Options due to an acquisition after the Date of Grant of the Option shall be reflected proportionately in the number of shares of Common Stock subject to the Option, and a proportionate reduction or increase, as applicable, shall be made in the Option Price Per Share hereunder. Any fractional shares resulting from such adjustment shall be eliminated. If changes in capitalization other than those considered above shall occur, the Board shall make such adjustment in the number or class of shares purchasable upon exercise of the Option and in the Option Price Per Share as the Board in its discretion may consider appropriate, and all such adjustments shall be conclusive upon all persons.

5.                                      Exercise of Option.  Notice of an election to exercise any portion of the Option, specifying the portion thereof being exercised and the exercise date, shall be given by the Grantee, or the Grantee’s personal representative in the event of the Grantee’s death or Disability necessitating a Court approved personal representative, by notifying Smith Barney pursuant to the on-line exercise procedures set forth on the AAR Stock Benefit Plan online exercise web site (www.benefitaccess.com).

6.                                      Payment of Exercise Price and Withholding.  Upon any exercise of the Option, an amount necessary to pay the exercise price and to satisfy applicable tax withholding requirements, including those arising under federal, state and local income tax laws, will be due and payable at the time of exercise prior to the issuance of any shares of Common Stock pursuant to such exercise.  The Grantee may pay the exercise price and satisfy the minimum withholding requirements by one or more of the following methods:  (a) in cash, (b) in cash received from a broker-dealer to whom the Grantee has submitted an exercise notice and irrevocable instructions to deliver the purchase price and amount of tax withholding to the Company from the proceeds of the sale of shares of Common Stock subject to the Option, (c) by delivery to the Company of other Common Stock owned by the Grantee that is acceptable to the Company, valued at its fair market value on the date of exercise, (d) by certifying to ownership by attestation of such previously owned Common Stock, or (e) by having shares withheld from the Common Stock otherwise distributable to the Grantee upon exercise of the Option. A Grantee’s election pursuant to the preceding sentence must be made at the time of exercise of such Option and must be irrevocable.  Payment shall be made pursuant to the online procedures set forth on the AAR Stock Benefit Plan online website through Smith Barney (www.benefitaccess.com).

7.                                      Option Not Transferable.  The Option may be exercised only by the Grantee during the Grantee’s lifetime and may not be transferred other than by will, the applicable laws of descent or distribution, or an assignment subject to and meeting the requirements of the Plan and made in accordance with Company procedures in effect from time to time for approval by the Company and consummation of the assignment (copies of procedures and forms are available from the Corporate Secretary upon request). The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

8.                                      No Rights as a Stockholder.  Neither the Grantee nor any other person entitled to exercise the Option under the terms hereof shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Option, unless and until such shares shall have been actually issued.

9.                                      Recoupment.  Notwithstanding any other provision of this Agreement, to the extent required by applicable law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, or pursuant to the Company’s policy as may be in effect, the Company shall have the right to seek recoupment of all or any portion of an Option (including by forfeiture of the then outstanding and unexercised portion of the Option (whether vested or unvested) or by the Grantee’s remittance to the Company of Common Stock acquired on exercise of the Option or of a cash payment for the value thereof).  The value with respect to which such recoupment is sought shall be determined by the Company.  The Company shall be entitled, as permitted by applicable law, to deduct the amount of such payment from any amounts the Company may owe to the Grantee.

10.                               Miscellaneous.

(a)                                 In the event the Option shall be exercised in whole or in part, the number of Shares of Common Stock subject to the Option shall be reduced accordingly.

(b)                                 When the Option expires, such expiration shall occur at the Company’s close of business on the date of expiration.

(c)                                  The Option shall be exercised only in accordance with such Company administrative procedures as may be in effect from time to time.

(d)                                 The Option and this Agreement shall be construed, administered and governed in all respects under and by the laws of the State of Illinois.

(e)                                  Capitalized terms used herein and not defined herein will have the meanings set forth in the Plan or the notification of grant letter.

(f)                                   Nothing in the Option shall confer on the Grantee any right to be or to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate the employment of the Grantee at any time for any reason or no reason.

(g)                                  This Agreement has been examined by the parties hereto, and accordingly the rule of construction that ambiguities be construed against a party which causes a document to be drafted shall have no application in the construction or interpretation hereof. If any part of this Agreement is held invalid for any reason, the remainder hereof shall nevertheless remain in full force and effect.

(h)                                 This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof and any prior understanding or representation of any kind antedating this Agreement concerning such subject matter shall not be binding upon either party except to the extent incorporated herein; provided, however, that this Agreement, including paragraph 2, shall be subject to the provisions of any written employment or severance agreement that has been or may be executed by the Grantee and the Company, and the provisions in such employment or severance agreement concerning the Option shall supercede any inconsistent or contrary provision of this Agreement.  No consent, waiver, modification or amendment hereof, or additional obligation assumed by either party in connection herewith, shall be binding unless evidenced by a writing signed by both parties and referring specifically hereto. No consent, waiver, modification or amendment with respect hereto shall be construed as applicable to any past or future events other than the one in respect of which it was specifically made.

(i)                                     This Agreement shall be construed consistent with the provisions of the Plan and in the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control and any terms of this Agreement which conflict with Plan terms shall be void.

Questions concerning the provisions of this Agreement should be directed to the Company’s General Counsel: 630/227-2050; fax 630/227-2059.

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By accepting this Agreement, you irrevocably agree to be bound by the terms hereof. To accept this Agreement, please follow the acceptance procedures set forth below:

Step 1:                               View your Grant Summary (confirm that the number of shares granted matches that shown in the option grant letter you received from the Company).

Step 2:                               Read and review the documentation.

Step 3:                               Confirm the review/acceptance of your Option and this Agreement.

Step 4:                               Receive an online confirmation of your acceptance.